UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 12, 2025

RESEARCH FRONTIERS INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

delaware	000-14893	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION	(IRS EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE

WOODBURY, new york 11797-2033

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	REFR	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security-Holders

The following is a summary of how the 20,314,934 shares were voted at the Annual Meeting of Stockholders of Research Frontiers Incorporated (Nasdaq: REFR) held at the corporation’s headquarters on June 12, 2025 on the various proposals voted upon and adopted at the Annual Meeting.

For the election of Alexander Kaganowicz as a Class II member of the Company’s Board of Directors, 7,650,814 shares were voted in favor of election; 1,331,313 shares were withheld; and 11,332,807 shares were Broker Non-Votes.

For the ratification of the appointment of CohnReznick LLP as independent registered accountants of the Company for the fiscal year ending December 31, 2025, 19,376,315 shares were voted in favor of appointment; 157,221 shares were voted against appointment; and 781,398 shares abstained from voting.

For approval of the amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares by 1,675,000, a total of 8,307,313 shares voted in favor of approval; 502,218 shares voted against approval; 172,596 shares abstained from voting, and 11,332,807 shares were Broker Non-Votes.

For the non-binding vote approving the Company’s executive compensation, 7,678,696 shares were voted in favor of approval; 614,856 shares were voted against approval; 688,575 shares abstained from voting; and 11,332,807 shares were Broker Non-Votes.

For the non-binding vote approving the frequency of stockholder advisory votes on the Company’s executive compensation, 2,922,617 shares were voted in favor of a three year frequency; 411,611 shares were voted in favor of a two year frequency; 5,216,545 shares were voted in favor of a one year frequency; 431,354 shares abstained from voting; and 11,332,807 shares were Broker Non-Votes.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Joseph M. Harary
By:	Joseph M. Harary
Title:	President and CEO

Dated: June 13, 2025